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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

ANNUAL REPORT
October 31, 2017

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2017

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31, the Fund reports to you on its results and Stralem & Company Incorporated’s (Stralem) current investment outlook.

Performance

For the fiscal year ended October 31, 2017, the Fund (STEFX) provided a very strong return of 17.36% before taxes and after fees and expenses but trailed the benchmark S&P 500 Index (the “Benchmark”) which returned 23.63% (which of course has no fees, taxes or expenses) as shown in the table below.

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/17
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund	17.36%	11.89%	6.51%	5.86%
S&P 500 Index	23.63%	15.18%	7.51%	5.28%

*	Inception: January 18, 2000.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated (“Stralem”), an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemequityfund.com. Performance results for the Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is widely used as a barometer of U.S. stock market performance. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

The Fund’s performance shortfall was largely due to the resurgence of the “Trump trade” in September, after the administration cut a surprise deal with the Democrats to temporarily raise the debt ceiling and set the stage for a possible tax-reform deal before the end of the year. Investor enthusiasm that a tax deal could be passed that would deliver a boost to corporate earnings and growth was swiftly re-kindled. “Cyclical” industry sectors like Financials and Industrials led the market, while higher-yielding, conservative sectors like Utilities and Consumer Staples found themselves, as they had post- the November 2016 election, towards the bottom of the pack. However, as always,

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the devil will be in the details; getting a tax deal passed is hardly a foregone conclusion. Furthermore, there is widespread criticism that the proposed tax reform would blow out the federal government’s deficit and add trillions more to the nation’s debt load without addressing the longer-term structural problems of the economy. For these reasons, Stralem strongly believes this reassertion of the Trump trade is likely to be a short-term phenomenon and that it is wise to be prepared for an upswing in market volatility.

From the market bottom in March of 2009 through the end of October 2017, the S&P 500 Index has returned an extraordinary 356% (19.2% annualized) fueled by a slow and steady economic recovery made possible by record-low interest rates, muted inflation and a very accommodative global monetary policy. In the face of this slow rebound, savvy corporate management teams took the opportunity to cut expenses, borrow money very cheaply, invest in additional growth opportunities, and use all excess capital to buy back company stock. These steps, in turn, drove strong earnings growth and lifted valuations well beyond historical averages.

The past 8 years have been a boon for investors—all the more so for those who have shunned active management for passive index funds and ETFs. No longer has it seemed necessary to pay an active manager to do the hard work of analyzing companies’ prospects—for much of this bull market, stocks have traded up together in a highly-correlated fashion, within a relatively narrow band of performance dispersion.

As you can imagine, we at Stralem believe that blind faith in passive investing is a risky proposition that will be proven to be foolhardy. We believe fundamental stock research, risk-management and capital preservation matter, even if these investment tenets have appeared to be less than necessary in a market that seems to reward all stocks, all the time. (We may be old-fashioned, but we also still believe it is wise for children to wear helmets, even if they have not yet fallen off their bikes.) We believe that when an inevitable correction eventually happens, fundamentally advantaged stocks with stronger growth prospects and healthy cash generation are likely to go down less and/or recover faster than weaker companies. Differentiation and dispersion in stock performance will re-emerge. While we can’t predict when that will happen, we have believed it to be prudent to be prepared.

Since the financial crisis we have positioned the portfolio with a slight conservative edge, allocating 35% of the portfolio to capital-preserving Down Market stocks and emphasizing high-quality, larger-market-cap, globally exposed, stable and innovative companies. Fully 65% of the portfolio remains dedicated to growth-participating Up Market stocks. Although this structure has caused us to trail the Benchmark, we have maintained it intentionally out of concern for the multitude of risks we see and are unwilling to ignore. In addition to heightened geo-political risks and domestic U.S. policy initiative confusion, we continue to be concerned about excessive debt the world over – from the U.S. consumer, to corporates, to European sovereigns. It has been our firm belief that the glut of debt will have repercussions—consumers defaulting, corporations declaring bankruptcy and perhaps certain countries being forced to make very difficult decisions. While the coordinated actions of global central bank instituting Zero Interest Rate Policies (ZIRP) and Quantitative Easing (QE) have staved off this eventuality by providing easy money that bought time for both consumers and corporations to repair balance sheets, it also meant that governments had to issue and central banks had to purchase even more

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debt! The Federal Reserve’s balance sheet has now reached $4 trillion and the federal debt ceiling has been extended to nearly $20 trillion! While investors have managed to ignore this debt cloud for 8 years, at some point, we believe it will rear its ugly head.

There have been only 4 market declines greater than 10% over the entire market rally since March 2009. The portfolio structure protected capital in each instance although each proved to merely be a hiccup on the way to a new record high for the market.

Today just about every market pundit will agree that this is not a “typical” or “normal” market environment nor is it likely to be sustainable indefinitely. One of the driving forces behind the rally, this loose monetary policy, has already begun to reverse as the Federal Reserve has begun to raise rates and is slowly unwinding its QE policy. This is important because interest rates (and inflation) are inversely correlated with stock market valuations. And while we may still be in a “low rate” environment, the Fed has clearly reversed course and at some point it will catch up to companies and the economy. Exactly when and to what magnitude is difficult to predict, but it is not hard to predict that more volatility is likely on the way.

In addition to monetary policy, we remain deeply focused on what President Trump and his administration will accomplish in regards to tax policy, infrastructure spending, cash repatriation and even healthcare reform. Each of these policy initiatives can impact companies we own in positive and negative ways, so we remain on top of the details and potential ramifications. But perhaps more important is the Trump Administration approach to foreign policy and trade. Since we own many globally diverse companies in the portfolio, we are monitoring developments with North Korea and Iran, and trade deals in Asia and Latin America. None of this is easy to forecast, but we expect it will, at the very least, add volatility.

In summary, despite and because of our concerns about the overall market environment as well as the valuation levels of large-cap equities, we feel very confident about the portfolio’s positioning as well as about the stocks we own. We continue to adhere to our time-tested process and discipline and believe “participation with protection” is the best way to build long-term wealth.

Comparison of the Change in Value of a $25,000 Investment in Stralem Equity Fund- vs. S&P 500 Index

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Portfolio Structure and Positioning

As of October 31, 2017, the overall allocation stood at 65% Up Market/ 35% Down Market.

Investment Outlook

After outperforming the Benchmark in fiscal 2016, and seeing continued progress away from what Stralem has termed the “extraordinary confluence of three market conditions” (historically extreme annual returns, record low market volatility, and a sustained high level of stock correlations), the stock market returned to these extraordinary conditions in the Fund’s fiscal year 2017, which did not work in Stralem’s favor. Little more than a week after the start of the fiscal year, the surprise election of President Trump triggered a violent industry sector rotation that persisted through the month of February. “Cyclical” industry sectors like Financials and Industrials led the market, while higher-yielding, conservative sectors like Utilities and Consumer Staples found themselves towards the bottom of the pack. Investor enthusiasm was high that the Trump administration’s mix of policy initiatives would result in higher economic growth, higher interest rates and higher inflation. However, from the end of February through about the end of August, there was a partial reversal of the “Trump trade” and the post-election sector rotation. The administration’s failure to pass health-care reform rescinding Obamacare, and the failure of the hoped-for growth/inflation scenario to play out had caused this reversal. But then in September, after the administration cut a surprise deal with the Democrats to temporarily raise the debt ceiling and with the GOP budget proposal allowing for a $1.5 trillion tax cut, investor enthusiasm for a tax deal and the resultant boost to corporate earnings was re-kindled. These developments resulted in another sharp upward leg for the Trump trade through the end of the fiscal year that further exacerbated the Fund’s relative underperformance. However, as always, the devil will be in the details, and getting a tax deal passed is hardly a foregone conclusion. Furthermore, there is widespread criticism that the proposed tax reform would blow out the federal government’s deficit and add trillions more to the nation’s debt load without addressing the longer-term structural problems of the economy. For these reasons, Stralem strongly believes this reassertion of the Trump trade is likely to be a short-term phenomenon.

At present, S&P 500 valuations are extended and stock correlations are breaking down yet market volatility remains stubbornly low. There is much enthusiasm for (and complacency about) the idea that the market can keep climbing and valuations can keep expanding, as the major global economies seem to have entered a period of “synchronized” growth, with Europe and Japan seeming to shake off their multi-year torpor, and emerging economies once again showing signs of life. This development is undeniably positive for company earnings growth, and it is also encouraging that the Fed has mapped out a very gradual approach to unwinding its bond holdings. However, make no mistake – “quantitative tightening” marks a fundamental change in direction from the historically-unprecedented loose monetary policy over the last 9 years. As we said in our most recent quarterly West of the Hudson letter to investors, to think higher interest rates will not have any impact on valuations is a potentially dangerous position and one for which we are actively preparing.

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At Stralem, our mantra has long been “Participation with Protection”. At present, the protection element does not seem to be relevant; however, given views on both the macro economy and what we are seeing at the company level, we firmly believe it is more important than ever. However, we also recognize that market timing, and trying to speculate what could be the catalyst to derail the market’s almost-9-year bull-run, are endeavors fraught with peril. So while maintaining a “Down-Market” protection component in the Large-Cap Equity Strategy, we also continuously try to identify and invest in the most exciting secular growth opportunities that will provide participation in strong markets.

Performance Attribution

The Fund’s relative underperformance for the fiscal year ended Oct 31, 2017 was driven proportionally by the Up Market sector and by the Down Market sector.

The relative underperformance of the Up Market sector was driven by the Dominant Companies category, and was in part offset by the outperformance of the New Products category. Within the Dominant Companies category, Mondelēz returned -6.2%, as the snacks and confectionary giant continued to face currency headwinds and sluggish organic growth in the emerging markets. Schlumberger, the world’s largest oil services company, returned -11.0 % as the international and offshore skew of the company’s business mix further pushed out the benefits of oil price increases (Stralem sold Schlumberger in September – see below). The New Products category, driven by Abbott Labs (+41.4%), helped to partially offset the drag from Dominant Companies. Abbott completed its contentious acquisition of diagnostics company Alere, and sales are growing across all of Abbott’s business segments, helped along by some new product releases that came with the acquisition of St. Jude Medical.

The relative underperformance of the Down Market sector was driven by the High Yield category, and was in part offset by the Low Price to Cash Flow category. The High Yield category’s underperformance was driven by Kraft Heinz (-10.7%) and Merck (-3.5%). Kraft Heinz was adversely affected by the rotation out of defensive stocks and the recent tough environment for packaged foods companies described above. For its part, Merck experienced a tough Q3 earnings report. After a string of successes for its blockbuster immuno-oncology drug Keytruda, it withdrew a chemotherapy-combo study in Europe, which puts a brake on the drug’s momentum in 1st-line lung cancer, and may afford competitors the opportunity to gain ground. Stralem believes it is still early days for Keytruda and immunotherapy drugs, and that the drug has so far shown impressive efficacy, and much of its future value will be borne out in combinations with other drugs, that are still in early stage trials. The Low Price to Cash Flow category, driven by commercial P&C insurer Chubb (+21.1%), helped to partially offset the drag from High Yield. While Chubb, like other insurers, incurred catastrophe losses from the active hurricane season, its underwriting results have been strong, it is delivering on cost savings from Ace’s acquisition of Chubb (Ace took the Chubb name), and its sees evidence of a firming price environment.

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Purchases and Sales

During the Fund’s fiscal year ended October 31, 2017, CVS Health (CVS) and Schlumberger (SLB) were sold, and Broadcom (AVGO) and Delphi Automotive (DLPH) were purchased.

During the month of April, CVS Health was sold from the Dominant Companies category within the Up Market sector and replaced with Broadcom in the New Industries category.

For several years, the combination of the PBM (pharmacy benefit management) business and retail drug stores produced positive synergies at CVS Health. However, as of late, given shifting industry competitive dynamics, the PBM/retail store combination has been failing to add new PBM contracts as well as increase prescription volume and in-store traffic. Recent contract losses had confirmed this trend, and increased political focus on drug pricing may prove to be an additional headwind in the future. For these reasons, CVS Health was deemed to be thematically impaired, and was sold from the Fund.

CVS Health was replaced by adding a position in Broadcom in the New Industries category. Broadcom is an ascendant semiconductor juggernaut that, through acquisitions, has put together a diversified group of niche franchise businesses with dominant industry positions, growing end markets, pricing power and high cash flows. Broadcom’s financial model of 60+% gross margins and 40+% operating margins has made it into the most profitable large semiconductor company, with underappreciated cash flow generation which will cover its capital-return plans and continued acquisitions.

During the month of September, oilfield services company Schlumberger was sold from the Dominant Companies category within the Up Market sector, and auto parts and equipment company, Delphi Automotive was added to the same Dominant Companies category.

While Stralem still views Schlumberger as the “best of breed” within the industry, the skew of its business mix towards international and offshore has meant that the company’s earnings growth recovery has been pushed further out as oil prices remain historically low.

For its part, Delphi Automotive was added to the portfolio as it is a forward-thinking auto parts supplier that through a series of portfolio moves is transitioning into a high-margin, high-growth electronic-architecture pure play, and is poised to benefit from the secular trends towards the electrification of vehicles and towards autonomous vehicles. As the company continues its transformation, we believe more investors will discover the “new Delphi” and its growth outlook and reward it with a higher P/E multiple.

In November 2016, Johnson Controls spun off its lower-margin automotive interiors unit into a separately-listed company called Adient (ADNT). Stralem favors the higher-margin, higher-growth-potential profile of Johnson Controls’ remaining business mix, and therefore decided to sell the Adient shares received via the spinoff.

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Conclusion

Stralem’s long-held investment discipline is based on the principle of “participation with protection” which is based on the understanding that when it comes to building sustainable wealth, the impact of preserving capital in falling markets far outstrips the importance of outperforming in rising ones. So despite the challenges of outperforming the S&P 500 Index from the market low in 2009 through the end of calendar year 2014, Stralem chose not to chase performance for performance sake and remained disciplined awaiting a return to a more “normalized” historical environment. We believe that inflection point occurred at the end of calendar year 2014 with the disruption of the confluence of extraordinary market conditions – extreme returns, historically low volatility, and elevated stock correlations. The election of President Trump has caused us to revisit some of the characteristics of the 2009-2014 era but with very different and, in our view, less-sustainable underpinnings. As market conditions appear to return to a more normal state which, by definition means greater volatility, Stralem continues to be convinced that fundamental analysis, and investment prudence and discipline will once again prove to be critical.

Market corrections – both large and small – happen, and they typically occur when least expected. At Stralem, even at the cost of sometimes trailing the Benchmark, we will remain steadfast in our discipline and patient in our approach – continuing to maintain an allocation to downside protection while seeking fundamentally advantaged, high quality companies that meet our criteria for growth and valuation. A return to fundamental investing unencumbered by very loose monetary policy should, in our view, amply reward such discipline.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem & Company Incorporated

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Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-822-9555.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-822-9555 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of Stralem’s current opinions and views of the financial markets. Although Stralem believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2017, please see the Schedule of Investments section of the annual report. The opinions of Stralem with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

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STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2017 (Unaudited)

		As of October 31, 2016		As of October 31, 2017
		Value	% of Total Investments	Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$14,077,242	9.8%	$13,516,674	9.9%
	NEW INDUSTRIES	22,236,765	15.6%	26,535,346	19.4%
	DOMINANT COMPANIES	53,937,484	37.7%	50,299,002	36.7%

DOWN MARKET	LOW PRICE TO CASH FLOW	12,485,152	8.7%	11,756,714	8.6%
	HIGH YIELD	34,336,618	24.0%	30,411,986	22.2%

MONEY MARKET		5,951,877	4.2%	4,351,561	3.2%
		$143,025,138	100.0%	$136,871,283	100.0%

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STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2017

Shares	Common Stocks — 96.8%	Value
	Consumer Discretionary — 11.2%
	Auto Components — 2.9%
40,300	Delphi Automotive plc	$4,005,014

	Hotels, Restaurants & Leisure — 2.7%
67,100	Starbucks Corporation	3,679,764

	Media — 2.6%
36,000	Walt Disney Company (The)	3,521,160

	Specialty Retail — 3.0%
51,100	Lowe's Companies, Inc.	4,085,445

	Consumer Staples — 8.0%
	Food Products — 5.0%
43,400	Kraft Heinz Company (The)	3,356,122
84,700	Mondelēz International, Inc. - Class A	3,509,121
		6,865,243
	Tobacco — 3.0%
38,900	Philip Morris International, Inc.	4,070,496

	Energy — 6.5%
	Oil, Gas & Consumable Fuels — 6.5%
26,300	Chevron Corporation	3,047,907
30,200	EOG Resources, Inc.	3,016,074
34,100	Exxon Mobil Corporation	2,842,235
		8,906,216
	Financials — 5.3%
	Diversified Financial Services — 3.2%
66,800	Intercontinental Exchange, Inc.	4,415,480

	Insurance — 2.1%
18,900	Chubb Ltd.	2,850,498

	Health Care — 22.0%
	Biotechnology — 3.4%
15,100	Amgen, Inc.	2,645,822
19,100	Celgene Corporation (a)	1,928,527
		4,574,349

See notes to financial statements.

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STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.8% (Continued)	Value
	Health Care — 22.0% (Continued)
	Health Care Equipment & Supplies — 5.3%
57,900	Abbott Laboratories	$3,139,917
44,900	Danaher Corporation	4,142,923
		7,282,840
	Health Care Providers & Services — 3.6%
23,600	UnitedHealth Group, Inc.	4,961,192

	Life Sciences Tools & Services — 2.0%
14,400	Thermo Fisher Scientific, Inc.	2,791,152

	Pharmaceuticals — 7.7%
21,600	Johnson & Johnson	3,011,256
60,300	Merck & Company, Inc.	3,321,927
119,400	Pfizer, Inc.	4,186,164
		10,519,347
	Industrials — 6.1%
	Air Freight & Logistics — 3.3%
19,700	FedEx Corporation	4,448,457

	Building Products — 2.8%
93,287	Johnson Controls International plc	3,861,149

	Information Technology — 23.1%
	Internet Software & Services — 6.2%
4,100	Alphabet, Inc. - Class A (a)	4,235,464
23,800	Facebook, Inc. - Class A (a)	4,285,428
		8,520,892
	IT Services — 3.7%
46,300	Visa, Inc. - Class A	5,092,074

	Semiconductors & Semiconductor Equipment — 3.1%
16,000	Broadcom Ltd.	4,222,560

	Software — 10.1%
26,200	Adobe Systems, Inc. (a)	4,589,192
54,400	Microsoft Corporation	4,524,992
91,900	Oracle Corporation	4,677,710
		13,791,894
	Materials — 3.3%
	Chemicals — 3.3%
63,300	DowDuPont, Inc.	4,577,223

See notes to financial statements.

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STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.8% (Continued)	Value
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
89,100	AT&T, Inc.	$2,998,215

	Utilities — 9.1%
	Electric Utilities — 6.2%
49,200	Duke Energy Corporation	4,344,852
109,200	PPL Corporation	4,101,552
		8,446,404
	Multi-Utilities — 2.9%
49,700	Dominion Resources, Inc.	4,032,658

	Total Common Stocks (Cost $85,623,079)	$132,519,722

Shares	Money Market Funds — 3.2%	Value
4,351,561	Dreyfus Treasury Prime Cash Management Fund -
	Class I, 0.69% (b) (Cost $4,351,561)	$4,351,561

	Total Investments at Value — 100.0% (Cost $89,974,640)	$136,871,283

	Liabilities in Excess of Other Assets — (0.0%) (c)	(30,254)

	Net Assets — 100.0%	$136,841,029

(a)	Non-income producing.
(b)	Rate shown is the 7-day effective yield at October 31, 2017.
(c)	Percentage rounds to less than 0.1%.
See notes to financial statements.

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STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS
Investments, at fair value (Notes 1 and 2) (Cost $89,974,640)	$136,871,283
Dividends receivable	79,955
Receivable for capital shares sold	231
Other assets	7,369
Total Assets	136,958,838

LIABILITIES
Payable for capital shares redeemed	3,400
Payable to Investment Adviser (Note 3)	78,581
Payable to administrator (Note 3)	17,073
Accrued expenses	18,755
Total Liabilities	117,809

NET ASSETS	$136,841,029

NET ASSETS CONSIST OF:
Paid-in capital	$81,764,774
Undistributed net investment income	975,373
Undistributed net realized gains from investment transactions	7,204,239
Net unrealized appreciation on investments	46,896,643
Net Assets	$136,841,029

Shares of beneficial interest outstanding	13,000,055

Net asset value, offering price and redemption price per share (a)	$10.53

(a)	Redemption price varies based on length of time held (Note 1).
See notes to financial statements.

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STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2017

INVESTMENT INCOME
Dividends	$2,646,159

EXPENSES
Investment advisory fees (Note 3)	1,376,772
Administration fees (Note 3)	122,800
Professional fees	62,059
Fund accounting fees (Note 3)	45,165
Registration and filing fees	21,368
Compliance fees (Note 3)	16,012
Transfer agent fees (Note 3)	14,879
Trustees’ fees and expenses (Note 3)	11,427
Bank service fees	6,833
Printing	5,143
Postage and supplies	3,898
Other	19,067
Total Expenses	1,705,423
Investment advisory fee reductions (Note 3):	(431,852)
Net Expenses	1,273,571

NET INVESTMENT INCOME	1,372,588

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	7,346,411
Net change in unrealized appreciation (depreciation) on investments	12,604,924
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	19,951,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,323,923

See notes to financial statements.

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STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS
Net investment income	$1,372,588	$2,258,853
Net realized gains from investment transactions	7,346,411	17,583,284
Net change in unrealized appreciation (depreciation) on investments	12,604,924	(13,670,324)
Net increase in net assets resulting from operations	21,323,923	6,171,813

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
From investment income	(2,109,539)	(2,508,198)
From realized gains	(17,539,070)	(51,600,896)
Decrease in net assets from distributions to shareholders	(19,648,609)	(54,109,094)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,811,367	13,720,437
Net asset value of shares issued in reinvestment of distributions	16,004,485	46,261,924
Proceeds from redemption fees (Note 1)	5	15
Payments for shares redeemed	(29,615,038)	(59,880,443)
Net increase (decrease) in net assets from capital share transactions	(7,799,181)	101,933

TOTAL DECREASE IN NET ASSETS	(6,123,867)	(47,835,348)

NET ASSETS
Beginning of year	142,964,896	190,800,244
End of year	$136,841,029	$142,964,896

UNDISTRIBUTED NET INVESTMENT INCOME	$975,373	$1,712,324

CAPITAL SHARE ACTIVITY
Shares sold	597,266	1,362,244
Shares reinvested	1,720,912	4,612,355
Shares redeemed	(2,909,110)	(4,671,027)
Net increase (decrease) in shares outstanding	(590,932)	1,303,572
Shares outstanding, beginning of year	13,590,987	12,287,415
Shares outstanding, end of year	13,000,055	13,590,987

See notes to financial statements.

15

STRALEM EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
	Year Ended October 31,
	2017	2016	2015	2014	2013 (a)
Net asset value, beginning of year	$10.52	$15.53	$17.45	$16.77	$14.10

Income from investment operations:
Net investment income	0.12	0.22	0.23	0.24	0.27
Net gain on investments	1.49	0.24	0.34	1.70	2.87
Total from investment operations	1.61	0.46	0.57	1.94	3.14

Less distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.25)	(0.26)	(0.25)
Distributions from net realized gains	(1.43)	(5.22)	(2.24)	(1.00)	(0.22)
Total distributions	(1.60)	(5.47)	(2.49)	(1.26)	(0.47)

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$10.53	$10.52	$15.53	$17.45	$16.77

Total return (c)	17.36%	4.72%	3.43%	12.18%	22.97%

Ratios/supplemental data:
Net assets, end of year (000’s)	$136,841	$142,965	$190,800	$318,237	$365,022
Ratio of total expenses to average net assets	1.28%	1.42%	1.21%	1.12%	1.09%
Ratio of net expenses to average net assets (d)	0.95%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets (d)	1.03%	1.52%	1.17%	1.27%	1.61%
Portfolio turnover rate	7%	8%	33%	19%	14%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is the measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 3).

(d)	Ratio was determined after advisory fee reductions and/or expense reimbursements by the Investment Adviser (Note 3).
See notes to financial statements.

16

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 17, 2016. It was formerly a series of Stralem Fund.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Reorganization:

The Fund is the legal successor to Stralem Equity Fund (the “Predecessor Fund”), a series of Stralem Fund, an unaffiliated registered investment company. On October 17, 2016, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 13,598,816 shares of the Predecessor Fund, valued at $143,313,280, for the exact same number of shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Predecessor Fund were $143,313,280, including $35,056,223 of unrealized appreciation, $1,286,377 of undistributed net investment income, and $17,323,985 of accumulated net realized gains.

The Predecessor Fund commenced operations on January 18, 2000. The accounting and performance history of the Predecessor Fund were re-designated as that of the Fund. The Fund’s investment objective is to seek long-term capital appreciation.

Investment valuation:

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

17

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing mean price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted mean price. Investments in money market funds are valued at net asset value (“NAV”).

When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy. Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s NAV is determined. Such fair value pricing is determined according to procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”).

Investment transactions and income:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Common Expenses:

Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

18

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation and redemption fees:

The NAV per share of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share, except that shares are subject to a redemption fee of 1% if shares are redeemed within 60 days of purchase. During the years ended October 31, 2017 and 2016, proceeds from redemption fees totaled $5 and $15, respectively.

Stock split:

The Board of Trustees of Stralem Fund approved a ten-for-one stock split for the Predecessor Fund, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2014 through October 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

19

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$132,519,722	$—	$—	$132,519,722
Money Market Funds	4,351,561	—	—	4,351,561
Total	$136,871,283	$—	$—	$136,871,283

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2017, the Fund did not have any transfers between Levels. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Advisory Agreement with Stralem & Company Incorporated (the “Adviser”), the Fund pays the Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% per annum of the first $50 million of such net assets; 1.00% per annum of the next $50 million of such net assets; and 0.75% per annum of such net assets in excess of $100 million.

The Adviser has agreed contractually, until at least March 1, 2019, to reduce its advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 0.95% of the Fund’s average daily net assets. During the year ended October 31, 2017, the Investment Adviser reduced its advisory fees in the amount of $431,852.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 1, 2019, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Advisory Agreement is terminated. As of

20

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017, the amount of fee reductions and expense reimbursements available for recovery by the Adviser is $431,852, which must be recovered no later than the date stated below:

October 31, 2020	$431,852

Due to the Reorganization, the Advisor’s prior Advisory Agreement with the Predecessor Fund was terminated and the amount of the past fee reductions and expense reimbursements that were available for recovery were waived and are no longer recoverable.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Adviser for its distribution services.

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, except for the Board Chairman who receives a $1,200 annual retainer from the Fund. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses.

4.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions arising from net investment income and net realized capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with the Code, which may differ from GAAP. The tax character of distributions paid to shareholders during the years ended October 31, 2017 and 2016 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
October 31, 2017	$2,489,305	$17,159,304	$19,648,609
October 31, 2016	$2,508,198	$51,600,896	$54,109,094

21

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of October 31, 2017:

Cost of portfolio investments	$90,116,105
Gross unrealized appreciation	$48,084,886
Gross unrealized depreciation	(1,329,708)
Net unrealized appreciation	46,755,178
Undistributed ordinary income	1,105,783
Undistributed long-term capital gains	7,215,294
Distributable earnings	$55,076,255

The difference between the federal income tax cost of portfolio investments and the financial statement cost and the difference between the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

6.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $9,335,016 and $33,737,289, respectively.

7.	PRINCIPAL HOLDERS OF FUND SHARES

As of October 31, 2017, the following shareholders owned of record more than 5% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of its customers)	59%
Lindercourse & Co. (for the benefit of its customers)	9%
Saxon & Co. (for the benefit of its customers)	8%
National Financial Services, LLC (for the benefit of its customers)	5%
The Catholic Foundation	5%
Strafe & Co. (for the benefit of its customers)	5%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

22

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8.	CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

9.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

The Fund will pay out an ordinary income dividend, a short-term capital gain distribution and a long-term capital gain distribution to shareholders of record of the Fund as of close of business on a declaration date to be determined. The amounts of the ordinary income dividend, short-term capital gain distribution and long-term capital gain distribution are to be determined and distributed on a payment date prior to January 1, 2018.

23

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Stralem Equity Fund and
Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stralem Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial statements and financial highlights for the years ended prior to October 31, 2016, were audited by other auditors, whose report dated December 10, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2017

24

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2017) and held until the end of the period (October 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,062.60	$4.94
Based on Hypothetical 5% Return	$1,000.00	$1,020.42	$4.84

*
Expenses are equal to the Fund’s annualized net expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

25

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is also available from the SEC’s website at http://www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2017, the Fund designated $17,159,304 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s distributions that qualifies under tax law. For the Fund’s fiscal year ended October 31, 2017, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

26

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	27	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	27	None

27

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	27	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

28

STRALEM EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) held with the Trust	Principal Occupation During Past Five Years
Executive Officers (Continued):
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-822-9555.

29

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
551 Madison Avenue, 10th Floor
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

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MEEHAN FOCUS FUND ANNUAL REPORT October 31, 2017
This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund A Series of Ultimus Managers Trust 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 933-8413

MEEHAN FOCUS FUND LETTER TO SHAREHOLDERS	December 7, 2017

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2017 was 24.72%**. The Fund’s net asset value (NAV) at October 31, 2017 was $24.13. Over the past fiscal year the Fund’s return topped the Standard and Poor’s 500 Total Return Index*** (S&P 500) but trailed the NASDAQ Composite Index*** (NASDAQ).

Over the past six months stocks have climbed steadily, sending the Fund to its best annual performance since 2013 despite dysfunction in Congress and the White House, devastating hurricanes in the United States and the Caribbean, and geopolitical tensions in North Korea and the Middle East. The market’s rise has been supported by a host of factors, including low interest rates and inflation, steady global economic growth, and solid corporate earnings.

Although the Federal Reserve (the Fed) has raised the Fed Funds rate twice this year and is widely expected to announce a third 0.25% increase at its December meeting, interest rates have remained low by historical standards and provided support for stock valuations. Persistently low inflation has given the Fed reason to move slowly with rates so far, and we expect the Fed to keep a close eye on inflation expectations as it considers further rate increases.

In the United States, third quarter GDP growth came in at 3.3%, unemployment has fallen to 4.1%, and wages continue to rise, albeit slowly.**** Consumer confidence is high, and the index of leading economic indicators points to further GDP growth. In our view, the near-term risk of recession is modest. Each recession since the 1960s was preceded by an inverted yield curve, a situation in which short-term interest rates are higher than long-term rates. The yield curve has flattened a bit this year, but the current yield on the 10-Year Treasury remains comfortably above that of nearer-term Treasurys.

*
The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

**
Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

***
The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

****	Reuters, U.S. Third Quarter Economic Growth is Fastest in Three Years, November 29, 2017

Globally, economies are expanding together for the first time since the Great Recession, and we expect this trend to continue. While slowing a bit as the government seeks to prevent the economy from overheating, growth in China is still high relative to the rest of the world, and Europe’s expansion currently appears sustainable despite Brexit concerns and political turmoil in Spain and Germany. Global growth is projected to reach 3.7% in 2018, the best since the Great Recession.

Most importantly for investors, corporate revenue and earnings continue to grow. Third quarter earnings for S&P 500 companies are currently on course to rise more than 6%, after rising roughly 10% in the second quarter, and estimates for the remainder of 2017 and 2018 suggest continued earnings growth.*

Balanced against these positive trends, stock valuations are high relative to historical levels, leaving less margin for error should things not go according to expectations. And international trade issues, in particular protectionist measures such as the imposition of tariffs, also have the potential to derail the markets.

Our outlook for 2018 is cautiously optimistic. We believe the U.S. economy can continue its steady expansion even as the Fed removes some of the monetary stimulus it has provided since the Great Recession, and the environment should support further increases in stocks. While we are rooting for further gains in 2018, we do expect a correction in the markets at some point, with the U.S. markets not having experienced one since early 2016. However, the timing of any pullback is unpredictable, and the catalyst may be an event that few could foresee today. We believe the best course is to stick with our disciplined investment strategy through the current good times as well as any tough times to come.

Portfolio Review
The attached Schedule of Investments identifies the Fund’s investments and their market value as of October 31, 2017. The Fund’s top 10 holdings, which represented 52.5% of the Fund’s portfolio on October 31, 2017, were as follows:

Company		% of Fund
1.	Microsoft Corp.	7.2
2.	Berkshire Hathaway Inc. – Class B	6.7
3.	Lowe’s Companies Inc.	6.3
4.	Apple Inc.	6.1
5.	Alphabet Inc. (Class A and C)	5.8
6.	PNC Financial Services Group Inc.	5.4
7.	United Rentals Inc.	4.4
8.	Affiliated Managers Group Inc.	3.8
9.	iShares MSCI Eurozone ETF	3.4
10.	General Motors Co.	3.4
		52.5

*	FactSet Earnings Insight, November 24, 2017 and August 31, 2017

As of October 31, 2017, all of the Fund’s top 10 holdings showed gains since the Fund purchased them. The Fund’s largest gains, in dollar terms, were in Microsoft Corp., Berkshire Hathaway Inc., and Lowe’s Companies Inc.

The Fund’s outperformance versus the S&P 500 over the past year was driven by robust returns from holdings across a broad range of sectors including technology, industrials, health care, and financials. The Fund’s best performing stocks, in dollar terms, were United Rentals Inc., Microsoft Corp., Apple Inc., and PNC Financial Services Group Inc.

These positive results were partially offset by weak performances from three stocks that were sold from the Fund’s portfolio over the past six months: Chicago Bridge and Iron Company NV (Chicago Bridge), Foot Locker Inc. (Foot Locker), and General Electric Company (General Electric).

As discussed in the Fund’s Semi-Annual Report, a downturn in energy sector spending and management missteps caused us to lose confidence in Chicago Bridge’s future growth prospects, and we sold the Fund’s position at a loss. Foot Locker was also sold at a loss after disappointing second quarter earnings results and projections for the remainder of 2017. A lack of new products and declining sales and profits led us to conclude that Foot Locker was not adapting quickly enough to a changing industry and would struggle to return to its previous growth trajectory. General Electric was sold at a substantial gain, but its 2017 performance was a drag on the Fund’s results as recent capital allocation decisions in its power services and energy businesses hurt earnings and cash flow. In our view, the necessary changes at General Electric will take several years to implement, and we decided to realize the Fund’s gain in General Electric and redeploy the funds to other investments with a clearer path forward.

Overall, changes to the Fund’s portfolio over the past six months were modest. Proceeds from the sales of Chicago Bridge, Foot Locker, and General Electric were used to add two new holdings to the Fund’s portfolio: global credit card and electronic payments company Visa Inc. and the iShares Core MSCI Emerging Markets exchange traded fund.

Fund Performance
The Fund’s results for its 2017 fiscal year, for five years, ten years, and since inception are shown below with comparable results for the S&P 500 and NASDAQ. The Fund has outperformed both the S&P 500 and the NASDAQ since its inception in December 1999.

	Fiscal Year November 1, 2016 - October 31, 2017	Annualized Return Five Years November 1, 2012 - October 31, 2017	Annualized Return Ten Years November 1, 2007 - October 31, 2017	Annualized Return From Inception December 10, 1999 - October 31, 2017
Meehan Focus Fund	24.72%	10.99%	5.38%	5.76%
S&P 500 Total Return Index	23.63%	15.18%	7.51%	5.44%
NASDAQ Composite Index	31.13%	19.17%	10.14%	3.56%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.02%. This includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests. It also reflects a contractual expense limitation that continues through March 1, 2019. Thereafter, the expense limitation may be changed or terminated at any time. The total annual operating expense ratio would be higher without the expense limitation. The operating expenses disclosed above are current as of the Fund’s most recent prospectus. More recent operating expense information can be found in the Financial Highlights section of this report.

Brief Discussion of Three of the Fund’s Holdings*

	Average Cost Per Share	October 31, 2017 Market Price per Share	Percent Increase (Decrease)**
Microsoft Corp .	$20.07	$83.18	314.45%
Affiliated Managers Group, Inc.	$147.34	$186.50	26.58%
Novartis AG	$54.84	$82.58	50.58%

*	Please note that not all securities held by the Fund have posted gains comparable to those discussed.
**	Returns shown are cumulative since the date of purchase, not annualized, and do not include the impact of dividends paid, if any.

Microsoft Corp. (MSFT)

Price (10/31/2017)	$83.18	Forward P/E	22.5
Market Cap ($B)	$645.8	Price/Book	7.1
Dividend Yield	1.9%	Price/Sales	7.0
Return on Equity	27.6%

The world of computing is in a rapid phase of change. The shift to mobile devices and web-based applications is affecting how businesses and consumers alike utilize technology for everything from communications to productivity to e-commerce and entertainment.

The Fund’s current position in Microsoft was initiated in 2008-09 when its share price was down sharply during the Great Recession, and it has now grown to be the Fund’s largest holding. Microsoft has been steadily shifting its business strategy from a model based on personal computers to one focused on a mobile, cloud-based computing platform where users access, share, and store their work on the internet rather than on their desktop computers and servers. The “Cloud-first, Mobile-first” vision for the company adopted by CEO Satya Nadella several years ago is taking hold.

Azure, Microsoft’s public cloud service, has quickly emerged as the number two player in the space behind Amazon Web Services. The platform is experiencing significant user growth as Microsoft expands Azure-hosted software packages like Office 365 and Dynamics 365. The fast pace of adoption by both commercial and consumer markets of internet-based services has quickly driven revenues of the company’s Intelligent Cloud division to more than $23 billion annually, or 27% of total company revenues of $85 billion.

Microsoft’s Productivity and Business Processes division, which represents 29% of total revenues, is also experiencing strong growth driven by the successful roll-out of the Windows 10 operating system, now running on over 350 million devices across the company’s large installed base of commercial customers. Microsoft’s massive enterprise footprint across a multitude of products and services creates a network effect around its applications and operating systems and results in high switching costs for its customers.

In December 2016, Microsoft closed on its largest-ever acquisition, buying the professional social networking website LinkedIn for $26.2 billion in cash. Microsoft management believes that LinkedIn will expand its total addressable market to more than $300 billion, from $115 billion today, as LinkedIn’s 500 million users are brought into the Microsoft ecosystem of products and services. The acquisition contributed $1.1 billion in revenues in 2017 and is expected to be accretive to earnings in 2018.

Microsoft’s financial position is strong. Although the company took on $31 billion of incremental debt to finance the LinkedIn acquisition last year, it generates $39 billion of free cash flow annually, has $133 billion of cash on its balance sheet, and enjoys a triple-A credit rating. The company is also shareholder friendly, returning $22 billion to shareholders in 2017 through dividends and share repurchases.

Affiliated Managers Group, Inc. (AMG)

Price (10/31/2017)	$186.50	Forward P/E	11.6
Market Cap ($B)	$10.6	Price/Book	2.9
Dividend Yield	0.4%	Price/Sales	4.9
Return on Equity	15.4%	Debt/Equity	0.5

A recent addition to the Fund’s portfolio, Affiliated Managers Group, Inc. (AMG) is an asset management company that owns equity interests in small and mid-size boutique investment managers around the world. AMG’s affiliate model provides it with a diverse mix of assets under management (AUM) and earnings, as well as exposure to a variety of asset classes and investment styles, including value and growth equity strategies, emerging markets equities, fixed-income products, and alternative investments.

AMG is highly selective in the firms it acquires and typically buys only a 50%-60% stake in order to leave plenty of equity with the selling managers to keep them motivated and engaged. Over several decades, AMG has built a portfolio of highly-regarded affiliate firms, including Yacktman (global equities), Tweedy Browne (value equities), AQR Capital Management (equities, fixed income, alternatives), and Blue Mountain (hedge funds).

AUM totaled a record $772 billion at June 30, 2017, representing 20% year-over-year growth. Institutional clients represent 58% of AUM and 40% of revenues, while mutual fund clients stand at 27% and 47%, respectively, and high net worth individuals account for 15% and 13%, respectively.

AMG’s diverse platform limits its dependence on any one market or distribution channel. With nearly 60% of its AUM coming from clients outside of the United States, AMG is more global in scope than many of its peers. We believe the company’s focus on institutional and high net worth clients (73% of AUM) gives AMG more long-term, relationship-based clients than retail oriented managers. And finally, with 38% of AUM dedicated to alternative strategies (hedge funds, private equity, etc.) and 13% to multi-asset products, AMG is less exposed to the competitive threat that passive investment strategies pose to many active managers.

AMG’s business model also sets it apart from most traditional asset managers. The company allows its affiliates to continue to operate independently and does not involve itself directly in the management of investments. Instead, it provides strategic, operational, marketing, product development, and distribution support in exchange for a fixed percentage of revenues. For much of the last three decades, this hands-off approach has made AMG the buyer of choice for many boutique investment managers seeking liquidity but not loss of control.

AMG stock is attractively valued at 11.6 times estimated 2018 earnings, which are expected to grow by roughly 13% according to consensus forecasts. The firm initiated a dividend in February 2017, which we expect will increase as the firm continues to generate significant free cash flow to use for strategic investments, share repurchases, and dividends.

Novartis AG (NVS)

Price (10/31/2017)	$82.58	Forward P/E	16.1
Market Cap ($B)	$197.4	Price/Book	2.8
Dividend Yield	3.3%	Price/Sales	4.0
Return on Equity	9.2%

One of the Fund’s longest tenured holdings, Switzerland-based Novartis AG is among the world’s largest and most diverse pharmaceutical companies, holding leading positions in branded prescription drugs, generic drugs, and eye-care products. Formed through the 1996 merger of Swiss drug makers Ciba-Geigy and Sandoz, Novartis researches, develops, manufactures, and markets a broad range of healthcare products worldwide.

The company’s pharmaceuticals division (62% of sales and 67% of operating profits) offers patented prescription medicines in various therapeutic areas, including oncology, immunology, respiratory disease, and neuroscience. Its Alcon division (20% and 22%) provides eye care products ranging from surgical ophthalmic pharmaceuticals to contact lenses, and its Sandoz division (18% and 11%) is a global leader in generic pharmaceuticals.

Novartis enjoys a wide economic moat derived from its deep intellectual property, multiple billion-dollar blockbuster drugs, and strong pipeline of new products, many of which are in late stages of development. Recent launches of specialty drugs in immunology and cardiovascular diseases are spurring strong growth that is more than offsetting an overall slowdown in generics. Still, Novartis benefits from a generics business that helps extend the lifecycle of its in-house branded products as their patents expire. This ability to run several complementary businesses reduces the volatility of earnings and creates cross-segment opportunities. Overall, the combination of a strong pipeline of new products and a diverse well-positioned operating platform should translate into steady growth for Novartis over the long term.

Novartis’s financial position is strong, with stable earnings, solid cash flow, and a clean balance sheet. The company pays an attractive dividend currently yielding 3.3% that we believe is secure and expected to grow.

Sources for charts and text: Morningstar, Value Line, Standard and Poor’s, Argus, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Conclusion
We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services. Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan

R. Jordan Smyth, Jr.
Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2017, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
October 31, 2017 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500® Total Return Index and
the NASDAQ Composite Index*

Average Annual Total Returns (For Periods Ended October 31, 2017)
	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	24.72%	10.99%	5.38%
S&P 500® Total Return Index	23.63%	15.18%	7.51%
NASDAQ Composite Index	31.13%	19.17%	10.14%

*
The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500® Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)
Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s current prospectus, the Fund’s total annual operating expenses are 1.02%.

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
October 31, 2017 (Unaudited)

Sector Diversification (% of Net Assets)

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS October 31, 2017
COMMON STOCKS — 91.5%	Shares	Value
Consumer Discretionary — 18.3%
Auto Components — 0.6%
Adient plc	4,429	$373,630

Automobiles — 3.4%
General Motors Company	50,000	2,149,000

Internet & Direct Marketing Retail — 2.1%
Priceline Group, Inc. (The) (a)	700	1,338,372

Media — 4.4%
Time Warner, Inc.	16,000	1,572,640
Walt Disney Company (The)	13,000	1,271,530
		2,844,170
Specialty Retail — 7.8%
Lowe's Companies, Inc.	50,000	3,997,500
Williams-Sonoma, Inc.	19,000	980,400
		4,977,900
Consumer Staples — 1.0%
Food Products — 1.0%
Nestlé S.A. - ADR	7,500	631,725

Financials — 19.8%
Banks — 5.4%
PNC Financial Services Group, Inc. (The)	25,000	3,419,750

Capital Markets — 5.6%
Affiliated Managers Group, Inc.	12,800	2,387,200
BlackRock, Inc.	2,500	1,177,075
		3,564,275
Consumer Finance — 2.2%
Capital One Financial Corporation	5,000	460,900
First Data Corporation - Class A (a)	52,000	926,120
		1,387,020
Diversified Financial Services — 6.6%
Berkshire Hathaway, Inc. - Class B (a)	22,700	4,243,538

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.5% (Continued)	Shares	Value
Health Care — 11.9%
Health Care Providers & Services — 5.4%
Anthem, Inc.	10,000	$2,092,100
Express Scripts Holding Company (a)	22,000	1,348,380
		3,440,480
Pharmaceuticals — 6.5%
Johnson & Johnson	7,000	975,870
Merck & Company, Inc.	25,000	1,377,250
Novartis AG - ADR	22,000	1,816,760
		4,169,880
Industrials — 16.9%
Aerospace & Defense — 2.9%
Boeing Company (The)	7,250	1,870,355

Air Freight & Logistics — 1.7%
United Parcel Service, Inc. - Class B	9,000	1,057,770

Airlines — 2.1%
Southwest Airlines Company	25,000	1,346,500

Building Products — 2.9%
Johnson Controls International plc	44,292	1,833,246

Industrial Conglomerates — 2.9%
3M Company	8,000	1,841,520

Trading Companies & Distributors — 4.4%
United Rentals, Inc. (a)	20,000	2,829,600

Information Technology — 21.3%
Internet Software & Services — 5.8%
Alphabet, Inc. - Class A (a)	1,600	1,652,864
Alphabet, Inc. - Class C (a)	2,003	2,036,330
		3,689,194
IT Services — 2.2%
Visa, Inc. - Class A	13,000	1,429,740

Software — 7.2%
Microsoft Corporation	55,000	4,574,900

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.5% (Continued)	Shares	Value
Information Technology — 21.3% (Continued)
Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	22,800	$3,854,112

Materials — 2.3%
Chemicals — 2.3%
Eastman Chemical Company	16,000	1,452,960

Total Common Stocks (Cost $30,931,926)		$58,319,637

EXCHANGE-TRADED FUNDS — 5.7%	Shares	Value
iShares Core MSCI Emerging Markets ETF	26,000	$1,450,280
iShares MSCI Eurozone ETF	50,000	2,191,500
Total Exchange-Traded Funds (Cost $3,128,425)		$3,641,780

MONEY MARKET FUNDS — 2.8%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 0.95% (b) (Cost $1,776,924)	1,776,924	$1,776,924

Total Investments at Value — 100.0% (Cost $35,837,275)		$63,738,341

Other Assets in Excess of Liabilities — 0.0% (c)		4,211

Net Assets — 100.0%		$63,742,552

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of October 31, 2017.
(c)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2017
ASSETS
Investments in securities:
At acquisition cost	$35,837,275
At value (Note 2)	$63,738,341
Receivable for capital shares sold	2,400
Dividends receivable	55,621
Other assets	4
TOTAL ASSETS	63,796,366

LIABILITIES
Payable to Adviser (Note 4)	49,705
Payable to administrator (Note 4)	3,170
Other accrued expenses	939
TOTAL LIABILITIES	53,814

NET ASSETS	$63,742,552

NET ASSETS CONSIST OF:
Paid-in capital	$35,575,432
Undistributed net investment income	301,557
Accumulated net realized losses from investment transactions	(35,503)
Net unrealized appreciation on investments	27,901,066
NET ASSETS	$63,742,552

Shares of beneficial interest outstanding	2,641,905

Net asset value, offering price and redemption price per share (a) (Note 2)	$24.13

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.
See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2017
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $14,354)	$997,227
Interest	45
TOTAL INVESTMENT INCOME	997,272

EXPENSES
Investment advisory fees (Note 4)	473,081
Service fees (Note 4)	115,119
Administration fees (Note 4)	1,562
Other expenses	2,517
TOTAL EXPENSES	592,279
Less fee reductions by the Adviser (Note 4)	(957)
NET EXPENSES	591,322

NET INVESTMENT INCOME	405,950

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(35,503)
Net change in unrealized appreciation (depreciation) on investments	12,441,786
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,406,283

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,812,233

See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS
Net investment income	$405,950	$764,245
Net realized gains (losses) from investment transactions	(35,503)	945,358
Long-term capital gain distributions from regulated investment companies	—	73,432
Net change in unrealized appreciation (depreciation) on investments	12,441,786	(4,548,537)
Net increase (decrease) in net assets from operations	12,812,233	(2,765,502)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(169,399)	(739,282)
From net realized gains from investment transactions	(39,732)	(916,911)
Decrease in net assets from distributions	(209,131)	(1,656,193)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,110,023	1,433,998
Net asset value of shares issued in reinvestment of distributions to shareholders	207,767	1,649,518
Payments for shares redeemed	(2,832,042)	(2,720,384)
Net increase (decrease) in net assets from capital share transactions	(1,514,252)	363,132

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,088,850	(4,058,563)

NET ASSETS
Beginning of year	52,653,702	56,712,265
End of year	$63,742,552	$52,653,702

UNDISTRIBUTED NET INVESTMENT INCOME	$301,557	$65,224

CAPITAL SHARE ACTIVITY
Shares sold	50,394	71,646
Shares reinvested	9,941	84,588
Shares redeemed	(129,810)	(136,670)
Net increase (decrease) in shares outstanding	(69,475)	19,564
Shares outstanding at beginning of year	2,711,380	2,691,816
Shares outstanding at end of year	2,641,905	2,711,380

See accompanying notes to financial statements.

MEEHAN FOCUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended Oct. 31, 2017		Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013
Net asset value at beginning of year	$19.42		$21.07	$21.43	$20.42	$16.41

Income (loss) from investment operations:
Net investment income	0.15		0.28	0.17	0.18	0.21
Net realized and unrealized gains (losses) on investments	4.64		(1.30)	(0.26)	1.96	4.52
Total from investment operations	4.79		(1.02)	(0.09)	2.14	4.73

Less distributions:
From net investment income	(0.06)		(0.28)	(0.18)	(0.19)	(0.22)
From net realized gains from investment transactions	(0.02)		(0.35)	(0.09)	(0.94)	(0.50)
Total distributions	(0.08)		(0.63)	(0.27)	(1.13)	(0.72)

Net asset value at end of year	$24.13		$19.42	$21.07	$21.43	$20.42

Total return (a)	24.72%		(4.86%)	(0.43%)	10.50%	29.01%

Net assets at end of year (000's)	$63,743		$52,654	$56,712	$57,179	$51,006

Ratios/supplementary data:
Ratio of total expenses to average net assets (b)	1.00%		1.00%	1.00%	1.00%	1.00%

Ratio of net expenses to average net assets (b)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets	0.69	%(c)	1.44%	0.81%	0.89%	1.17%

Portfolio turnover rate	10%		44%	23%	23%	17%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	This ratio excludes the impact of expenses of the registered investment companies and exchange-traded funds in which the Fund may invest.
(c)	Ratio was determined after adviser fee reductions.
See accompanying notes to financial statements.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1. Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc.

The Fund is a legal successor to the Meehan Focus Fund (the “Predecessor Fund”), a series of Meehan Mutual Funds, Inc., an unaffiliated registered investment company. On October 23, 2017, the Fund (which had no prior activity or net assets) acquired all of the net assets of the Predecessor Fund pursuant to a plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 2,642,112 shares of the Predecessor Fund, valued at $63,877,455, for the exact same number of shares of the Fund. The cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $63,877,455, including $28,038,760 of unrealized appreciation, $289,209 of accumulated net investment income, and $35,722 of accumulated net realized losses.

The Predecessor Fund commenced operations on December 10, 1999. The accounting and performance history of the Predecessor Fund were re-designated as that of the Fund. The Fund’s investment objective is to seek long-term growth of capital.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day,

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$58,319,637	$—	$—	$58,319,637
Exhange-Traded Funds	3,641,780	—	—	3,641,780
Money Market Funds	1,776,924	—	—	1,776,924
Total	$63,738,341	$—	$—	$63,738,341

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the years ended October 31, 2017 and 2016.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended October 31, 2017 and 2016 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
October 31, 2017	$169,618	$39,513	$209,131
October 31, 2016	$739,282	$916,911	$1,656,193

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2017:

Tax cost of portfolio investments	$35,837,275
Gross unrealized appreciation	$27,980,155
Gross unrealized depreciation	(79,089)
Net unrealized appreciation	27,901,066
Undistributed ordinary income	301,557
Accumulated capital and other losses	(35,503)
Distributable earnings	$28,167,120

As of October 31, 2017, the Fund has short-term capital loss carryforwards of $35,503. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended October 31, 2017, the Fund reclassified $218 of net investment income and $1 of paid-in capital against distributions in excess of realized gains on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2014 through October 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended October 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $5,867,652 and $8,219,989, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to October 23, 2017, the Predecessor Fund had an Operating Services Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Adviser received a fee, calculated daily and payable monthly, at an annual rate of 0.20% of the Predecessor Fund’s average daily net assets. The Adviser (not the Predecessor Fund) paid all expenses under the Servicing Agreement through October 23, 2017. During the year ended October 31, 2017, the Adviser received fees of $115,119. As of November 8, 2016, the Adviser (not the Predecessor Fund) paid Ultimus Fund Solutions, LLC (“Ultimus”) for providing the day-to-day operational services to the Predecessor Fund.

Effective October 23, 2017, pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2019, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the year ended October 31, 2017, the Adviser reduced its advisory fees in the amount of $957.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual fund operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of October 31, 2017, the Adviser may seek recoupment of investment advisory fee reductions totaling $957 no later than October 31, 2020.

OTHER SERVICE PROVIDERS
As of November 8, 2016, Ultimus began providing administration, fund accounting and transfer agency services to the Predecessor Fund. Effective October 23, 2017, the Fund pays Ultimus fees in accordance with the agreements for such services, including compliance services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities. During the year ended October 31, 2017, Ultimus received administration fees of $1,562. Ultimus also received $883, $435, and $250 for providing fund accounting, transfer agency, and compliance services, respectively. These expenses are included with other expenses on the Statement of Operations. Prior to October 23, 2017, the Adviser (not the Fund) paid for such services. Prior to November 8, 2016, Integrity Fund Services, LLC provided such services to the Fund.

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 8, 2016, Ultimus Fund Distributors, LLC (the “Distributor”) started serving as principal underwriter to the Predecessor Fund. Effective October 23, 2017, under the terms of a Distribution Agreement with the Trust, the Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION
Effective October 23, 2017, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 23, 2017, the Adviser (not the Fund) paid the Independent Trustees for their service.

PRINCIPAL HOLDERS OF FUND SHARES
As of October 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Thomas P. Meehan & Marren W. Meehan	16%
Wachovia National Bank (for the benefit of its customers)	8%
CLRDS Employees 401k Plan	6%
Timothy C. Coughlin Revocable Trust	5%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

The Fund will pay out an ordinary income dividend to shareholders of record of the Fund as of close of business on a declaration date to be determined. The amount of the ordinary income dividend is to be determined and distributed on a payment date prior to January 1, 2018.

MEEHAN FOCUS FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Meehan Focus Fund and
Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meehan Focus Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2017

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2017) and held until the end of the period (October 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Acount Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,074.40	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MEEHAN FOCUS FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2017, the Fund designated $39,513 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s distributions that qualifies under tax law. For the fiscal year ended October 31, 2017, 100% of ordinary income dividends paid by the Fund qualified for the corporate dividends received deduction.

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	27	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	27	None

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	27	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-5968.

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Meehan Focus Fund’s (the “Fund”) Investment Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Adviser”) for an initial two-year term. Approval of the Investment Advisory Agreement took place at an in-person meeting held on January 23-24, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Adviser in response to requests of the Board and counsel.

In deciding whether to approve the Investment Advisory Agreement, the Board recalled its discussions with Mr. Thomas Meehan, President of the Adviser, its discussions with Ultimus about the operations and performance of the Adviser in connection with the Meehan Focus Fund, a series of Meehan Mutual Funds, Inc. (the “Predecessor Fund”), and its review of the various materials related to the Adviser and the Predecessor Fund. The Board further considered those materials and discussions and other numerous factors, including the factors described below.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities that the Adviser would have under the Investment Advisory Agreement and the Adviser’s proposed services to the Fund including, without limitation: the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; the proposed initial marketing and distribution efforts; and the Adviser’s compliance procedures and practices. The Board also considered that the investment advisory services to be provided under the Investment Advisory Agreement would be substantially similar to those the Adviser currently provides as adviser to the Predecessor Fund. After reviewing the foregoing and further information provided in the Adviser’s materials to the Board (e.g., descriptions of the Adviser’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser to the Fund were satisfactory and adequate.

The investment management capabilities and experience of the Adviser. The Board considered the investment management experience of the Adviser and thoroughly discussed with the Adviser’s representatives the investment objective and strategies for the Fund. The Board also discussed the Adviser’s experience in managing similar types of strategies. In particular, the Board reviewed the Adviser’s prior experience and performance with the Predecessor Fund and with other accounts that had similar investment objectives and strategies as the Fund. The Board also considered the similarities and differences between these products. After consideration of these and other factors, the Board determined that the Adviser has the requisite experience to serve as investment adviser for the Fund.

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Board considered the Adviser’s personnel and methods of operation; the education and experience of its personnel; its compliance program, policies, and procedures; its financial condition and the level of financial commitment to the Fund; the projected asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board reviewed the Adviser’s Expense Limitation Agreement (the “ELA”) and noted the benefit to the Fund from the Adviser’s contractual obligation to reduce its advisory fee or reimburse other operating expenses through March 1, 2019. The Board discussed the Adviser’s financial condition and its ability to satisfy its financial commitments to the Fund. The Board also considered potential benefits for the Adviser in managing the Fund, including the promotion of the Adviser’s name. The Board compared the Fund’s proposed advisory fee and overall expense ratio to other comparable funds (in terms of the type of fund, the style of investment management, the projected size of the Fund, and the nature of the investment strategy) and the fees charged by the Adviser to its other managed accounts. The Board noted that the Fund’s advisory fee of 0.80% was below the average and the median for the Fund’s peer group. The Board also noted that the advisory fee was above the average and median for the Fund’s Morningstar Large Cap Blend Funds category, but would be less than the maximum advisory fee in the Fund’s Morningstar Large Cap Blend Funds category. In addition, the Board noted that the overall proposed expense ratio of 1.00% per annum (after applying the ELA) for the Fund would be lower than the average and median expense ratio for the Fund’s peer group and higher than the average and median expense ratio for comparable funds in the Morningstar Large Cap Blend Funds category, but would be less than the maximum expense ratio in the Fund’s Morningstar Large Cap Blend Funds category. Upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee and total expense limit for the Fund were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances and were fair and reasonable.

The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered the Investment Advisory Agreement and the ELA. The Board determined that the shareholders of the Fund would benefit from the ELA until the Fund’s assets grew to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s projected asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would provide benefits through the next two years, and the Board could review the arrangements going forward as necessary. After further discussion, the Board concluded the arrangements for the Fund with the Adviser were fair and reasonable in relationship to the nature and quality of services to be provided by the Adviser and would benefit the Fund and its shareholders.

MEEHAN FOCUS FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Brokerage and portfolio transactions. The Board considered the Adviser’s policies and procedures as it relates to seeking best execution for its clients. The Board also considered the anticipated portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used to complete the fund’s portfolio transactions; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund’s trades may be allocated to soft-dollar arrangements. After further review and discussion, the Board determined for the Fund that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered as the experience and abilities of the advisory personnel to be assigned to the Fund and the Adviser’s process for allocating trades among its different clients. The Board also considered the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board determined for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

MEEHAN FOCUS FUND SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (Unaudited)

On October 20, 2017, a Special Meeting of Shareholders of Meehan Focus Fund, a series of Meehan Mutual Funds, Inc. (the “Predecessor Fund”), was held for the purpose of voting on the following Proposal:

Proposal 1: To approve the reorganization (the “Reorganization”) of the Predecessor Fund into the Meehan Focus Fund, a new series of the Ultimus Managers Trust, an open-end management investment company organized as an Ohio business trust the (“New Fund”), pursuant to an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan, the Predecessor Fund will transfer substantially all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all of the liabilities of the Predecessor Fund. The shares of the New Fund received by the Predecessor Fund will be distributed pro rata to the Predecessor Fund’s shareholders. After the Reorganization the Predecessor Fund will be terminated as a series of Meehan Mutual Funds, Inc. The New Fund has the same investment objective and principal investment strategies as the Predecessor Fund.

A total of 2,634,426 shares of the Predecessor Fund were entitled to vote on the Proposal. A total of 1,317,214 shares constitute a quorum of voters for the purpose of the Proposal. A total of 1,762,112 shares were voted, representing 66.89% of total shares.

Shareholders of record on August 15, 2017 voted to approve the Reorganization. The votes cast with respect to Proposal 1 were as follows:

	Number of shares
	For	Against	Withheld
Proposal 1	1,762,112	0	0

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $12,500 with respect to the registrant’s fiscal years ended October 31, 2017 and October 31, 2016, respectively.

(b)
Audit-Related Fees. No aggregate fees were billed for assurance and related services by the principal accountant, other than the services reported in paragraphs (a) and (c) that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2017 and October 31, 2016, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. The aggregate fees billed in either of the last two fiscal years for other products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $6,400 with respect to the fiscal years ended October 31, 2017 and October 31, 2016, respectively.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	All of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2017 and October 31, 2016, aggregate non-audit fees of $6,500 and $13,400, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees of the Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a) Not applicable [schedule filed with Item 1]

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Stralem Equity Fund and Meehan Focus Fund

Date	January 8, 2018

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date	January 8, 2018

*	Print the name and title of each signing officer under his or her signature.